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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       January 30, 2004 (January 27, 2004)
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                Date of Report (Date of Earliest Event Reported)

                                  Arkona, Inc.
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             (Exact name of registrant as specified in its charter)



       Delaware                        0-24372                 33-0611746
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(State or other jurisdiction    (Commission File No.)         (IRS Employer
   of incorporation)                                       Identification No.)

                      10542 South Jordan Gateway, Suite 200
                            South Jordan, Utah 84005
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (801) 501-7100
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Item 12.  Results of Operations and Financial Condition.

         On January 27, 2004, Arkona, Inc. issued a press release announcing certain financial results for the fiscal quarter ended December 31, 2003. The text of the press release is set forth beginning on the following page.


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

FOR IMMEDIATE RELEASE
Editorial Contact:
Dave Jenkins
ARKONA Inc.
801-501-7109
dave.jenkins@arkona.com


      ARKONA ANNOUNCES QUARTERLY RESULTS, GROWTH CONTINUES AT A RECORD PACE

              Company Increases Revenues By 63% Over Previous Year

Salt Lake City, Utah - January 27, 2004 - ARKONA Inc. (ARKN), the leader in web-enabled dealer management solutions for the automobile industry, today announced record revenues for its third fiscal quarter.

For the quarter ending December 31, 2003, the company reported earnings of $102,000 on revenues of $1,309,000, as compared to a loss of ($355,000) on revenues of $802,000 for the same period last year.

"In a quarter which has traditionally produced slow growth, we are very pleased with our strong profits and record revenues. The 63% increase in revenues is a reflection of the strong demand we are experiencing in the marketplace for our products and services," said Alan Rudd, Chief Executive Officer. "Beginning last quarter and continuing through the end of our fiscal year ending March 31, 2004, we are making significant but prudent investments in technology and customer support infrastructure to grow the company at an even faster pace."

In another first for the company, ARKONA has been invited to exhibit at the National Automobile Dealers Association convention, January 30th- February 2nd in Las Vegas. Sponsors of the event are anticipating more than 26,000 convention attendees. ARKONA will maximize its marketing dollars by gaining access to thousands of automotive decision makers in one place at one time.

About ARKONA Inc.
ARKONA was the first to offer a true Application Services Provider (ASP) solution for the automotive industry and continues to be a market leader in providing innovative e-business solutions for automobile dealers A public company, ARKONA was founded in 1996 and trades under the symbol ARKN. For more information visit ARKONA's Web site at www.arkona.com.

                                      # # #

This release may contain forward-looking statements as well as historical information. Forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, may involve known or unknown risks, uncertainties and other factors that may cause the company's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this release. Such forward-looking statements speak only as of the date of this release. The company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in company expectations or results or any change in events.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Arkona, Inc.

                                  By:  /s/ Stephen L. Russo
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                                      Stephen L. Russo
                                      Vice President of Operations
                                        and Chief Financial Officer

Date:  January 30, 2004


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